SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 31, 1998

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

United States                       33-95714                     22-2716130
United States                      33-99442-01                   22-2716130
(State or other                   (Commission                (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359






                         Exhibit Index appears on Page 4


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Item 5.  Other Events
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

               (c)  Exhibits
               28.1  Monthly Servicer's Certificate - October 31, 1998

               28.2 Monthly Series 1995-1 Certificateholders' Statement - October 31, 1998


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

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



Dated: November 16, 1998           By:  Donald K. Truslow
                                   Title:  Executive Vice President,
                                           Comptroller and Treasurer


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                                INDEX TO EXHIBITS

                                                                                              Sequentially
   Exhibit                                                                                      Numbered
    Number                           Exhibit                                                      Pages
    ------                           -------                                                      -----

     28.1      Monthly Servicer's Certificate - October 31, 1998                                  1-7
     28.2      Monthly Series 1995-1 Certificateholders' Statement - October 31, 1998             1-10


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